UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure.

On February 15, 2005, Carrols Corporation (the “Company”) announced that it will be making a presentation at the Wachovia Consumer Growth Conference which will be webcast live via the internet, on February 16, 2005 at 1:20 pm EST. The live webcast can be accessed by visiting www.wsw.com/webcast/wa26/crls/. An archived version of the webcast will be available following the presentation at the website. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Description:

99.1	Press Release dated February 15, 2005.*

*	Attached hereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carrols has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: February 15, 2005	By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 15, 2005.*

*	Attached hereto